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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 19, 2004



                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-20117                              13-3532643
(State of Incorporation)       (Commission File Number)         (IRS Employer Identification No.)
-------------------------------------------------------------------------------------------------



                         6700 WEST LOOP SOUTH, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)



                                 (713) 796-8822
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following statement included as Exhibit 99.1 was released to the Press on February 19, 2004 regarding the Company's financial results for 2003 year end.

                           [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date February 19, 2004              ENCYSIVE PHARMACEUTICALS INC.


                                    /s/ Stephen L. Mueller
                                    -------------------------------------------
                                    Stephen L. Mueller
                                    Vice-President, Finance and Administration
                                    Secretary and Treasurer



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                                INDEX TO EXHIBITS


     EXHIBIT NO.             DESCRIPTION
     -----------             -----------

       99.1                  Press Release